UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

(Date of earliest event reported):  June 29, 2011

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 333-03526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 29, 2011, Tanger Factory Outlet Centers, Inc. (the "Company") in combination with its operating partnership, Tanger Properties Limited Partnership (the "Operating Partnership") filed a Current Report on Form 8-K (the "Original Form 8-K") related to the closing of an acquisition of an outlet center in Jeffersonville, Ohio (the "Jeffersonville Property") from the Simon Property Group, L.P., and the entrance into agreements with OCF Holdings LLC, Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC for the probable acquisition of substantially all of the economic interests in two outlet centers located in Atlantic City, New Jersey and Ocean City, Maryland.

On July 15, 2011, the Operating Partnership closed on its admission as a member into three existing entities that resulted in it acquiring substantially all of the economic interests from Cordish AC-1 Associates, LLC, Cordish AC-2 Associates, LLC and OCF Holdings LLC in Phase I & II of Atlantic City Outlets The Walk and Ocean City Factory Outlets. The Company is also under contract to purchase substantially all of the economic interests in Phase III of Atlantic City Outlets The Walk, which it currently expects to close by the end of 2011 or early 2012 (collectively with Phase I & II of Atlantic City Outlets The Walk and Ocean City Factory Outlets, the "Cordish Properties"). The Company can offer no assurances that this acquisition will close on the terms described herein, or at all.

This Form 8-K/A updates the interim period financial statements relating to the Cordish Properties from March 31, 2011 to June 30, 2011 which were included in the original Form 8-K to comply with Rule 3-14 of Regulation S-X and to update the proforma financial statements as of and for the six months ended June 30, 2011 for the financial results of the Jeffersonville Property and Cordish Properties.

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Acquisition Properties

Page Number
Cordish Properties
Combined Statement of Revenues and Certain Expenses for the six months ended June 30, 2011 (Unaudited)	4

Notes to the Combined Statement of Revenues and Certain Expenses	5

(b)  Pro Forma Financial Information for Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership (Unaudited)

Tanger Factory Outlet Centers, Inc.
Unaudited Proforma Consolidating Statements of Operations:
For the six months ended June 30, 2011	8
For the year ended December 31, 2010	10

Unaudited Pro Forma Consolidating Balance Sheet:
As of June 30, 2011	12

Tanger Properties Limited Partnership
Unaudited Proforma Consolidating Statements of Operations:
For the six months ended June 30, 2011	14
For the year ended December 31, 2010	16

Unaudited Pro Forma Consolidating Balance Sheet:
As of June 30, 2011	18

Combined Tanger Factory Outlet Centers, Inc and Tanger Properties Limited Partnership
Unaudited Pro Forma Funds from Operations	20
For the six months ended June 30, 2011
For the year ended December 31, 2010

(c) Not applicable

(d) Exhibits

None

OCF Holdings LLC, Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC

Combined Statement of Revenue and Certain Expenses
For the six months ended June 30, 2011 (Unaudited)
(in thousands)

Six Months Ended
June 30, 2011
(Unaudited)
Revenue
Base rent	$6,812
Percentage rentals	730
Expense reimbursements	2,855
Other income	50
Total revenue	10,447

Certain Expenses
Property operating expenses	2,833
General and administrative expenses	609
Total certain expenses	3,442

Revenue in excess of certain expenses	$7,005

See accompanying notes to combined statements of revenue and certain expenses.

OCF Holdings LLC, Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC

Notes to Combined Statement of Revenue and Certain Expenses
For the six months ended June 30, 2011 (Unaudited)
(in thousands)

1.    Business

The accompanying combined statement of revenue and certain expenses (the "Statement") relate to the operations of the OCF Holdings LLC, Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC (the "Cordish Properties") consisting of two outlet centers totaling approximately 694,000 square feet in Atlantic City, New Jersey and Ocean City, Maryland, respectively. All references to square feet in this Statement are unaudited.

On July 15, 2011, substantially all of the economic interests of OCF Holdings LLC, Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC, consisting of approximately 649,000 square feet, were acquired by Tanger Properties Limited Partnership, a majority owned subsidiary of Tanger Factory Outlet Centers, Inc.. It is anticipated that substantially all of the economic interests of Atlantic City Associates Number Three Manager LLC, consisting of 45,000 square feet, will be acquired by Tanger Properties Limited Partnership through the acquisition of interests or investment in equity interests of the existing LLC under the agreement dated May 6, 2011.

2.    Summary of Significant Accounting Policies

Basis of Presentation
The accompanying Statement is prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X, in contemplation of Tanger Properties Limited Partnership (the "Operating Partnership") acquiring the Cordish Properties. This Statement is not representative of the actual operations for the period presented, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Cordish Properties in the future operation by the Operating Partnership, have been excluded as discussed below. This Statement does not represent the complete financial statements of the Cordish Properties in accordance with accounting principles generally accepted in the United States of America ("GAAP").

Certain operating expenses include advertising and promotional expenses, common area maintenance, real estate taxes, and certain other operating expenses related to the operations of the Cordish Properties. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and amortization, management fees and corporate overhead have been excluded from certain operating expenses, as they are not comparable to the proposed future operations of the Cordish Properties.

Revenue and Expense Recognition
The Cordish Properties are leased to various tenants under operating leases. Revenue is recognized on a straight-line basis over the terms of the related leases. Rental revenue includes fees for early terminated leases. Substantially all of the retail tenants are also required to pay overage rents based on sales over a stated base amount during the lease year. Tenant expense reimbursement revenue includes payments from tenants as reimbursement for property operating expenses as stipulated in the leases. This expense reimbursement revenue is recognized in the same period as the related operating expense. Expenses are recognized in the period in which they are incurred.

Use of Estimates
The preparation of this Statement is in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Unaudited Financial Information
The Statement for the six months ended June 30, 2011 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

3.    Rental Revenue

The Cordish Properties have entered into non-cancelable tenant leases. The leases provide that tenants will share operating expenses and real estate taxes on a pro rata basis, as defined in the leases. Future minimum rentals, excluding such expenses, as of June 30, 2011, to be received under these tenant leases are as follows:

Minimum rental
payments
(unaudited)
2011	$6,516
2012	11,984
2013	9,190
2014	6,785
2015	4,913
Thereafter	9,833
Total	$49,221

4.    Risks and Uncertainties

The Cordish Properties' results of operations are significantly dependent on the overall health of the retail industry. The Cordish Properties' tenants are comprised almost exclusively of merchants in the retail industry. The retail industry is subject to external factors such as inflation, consumer confidence, unemployment rates and consumer tastes and preferences. A decline in the retail industry could reduce merchant sales, which could adversely affect the operating results of the Cordish Properties. A number of merchants occupy space in the Cordish Properties; however, no single merchant accounts for more than 10% of the Cordish Properties' base rents and no one tenant occupies more than 10% of the Cordish Properties' total gross leasable area for the six months ended June 30, 2011 (unaudited).

5.    Commitments and Contingencies

The Cordish Properties are not subject to any material litigation nor to management's knowledge is any material litigation currently threatened against the Cordish Properties other than routine litigation, claims and administrative proceedings arising in the ordinary course of business. Management believes that such routine litigation, claims and administrative proceedings will not have a material adverse impact on the Cordish Properties' Statement.

6.    Subsequent Events

We have evaluated subsequent events for recognition or disclosure through October 13, 2011, which is the date the Statement was issued.

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES
TANGER PROPERTIES LIMITED PARTNERSHIP
PRO FORMA FINANCIAL INFORMATION INTRODUCTION
(unaudited)

The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2011 and the year ended December 31, 2010, have been prepared to reflect the effect of (i) the acquisition of the Jeffersonville outlet center held by Ohio Factory Shops Partnership from Simon which occurred on June 28, 2011, (ii) the public issuance by the Company of 4.6 million common shares on July 6, 2011, and (iii) the acquisitions of substantially all of the economic interests in OCF Holdings LLC, Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC which occurred on July 15, 2011, and the assumed acquisition of substantially all of the economic interests of Atlantic City Associates Number Three Manager LLC (collectively with OCF Holdings LLC, Cordish AC-1 Associates LLC, and Cordish AC-2 Associates LLC, the "Cordish Acquisition Properties"), as if such transactions had occurred on January 1, 2010.
The accompanying unaudited pro forma consolidated balance sheet as of June 30, 2011 has been prepared to reflect the public issuance by the Company of 4.6 million common shares on July 6, 2011 and the effect of the Cordish Acquisition Properties acquired by the Company and the Operating Partnership, as if such transactions had occurred on June 30, 2011.
These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto included in the Company’s and Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 2010. In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the above transactions.
The pro forma condensed consolidated statements of operations are unaudited and are not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated on the date presented, nor does it purport to represent the financial position, results of operations or cash flows for future periods. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011
(Unaudited)
(In thousands, except per share data)

	The		Pro forma		Pro forma
	Company	Acquisitions	Adjustments		Consolidated
	(a)	(b)
REVENUES
Base rentals	$94,612	$11,477	$(233)	(c)	$105,856
Percentage rentals	2,528	796			3,324
Expense reimbursements	41,821	4,282			46,103
Other income	3,879	76			3,955
Total revenues	142,840	16,631	(233)		159,238
EXPENSES
Property operating	47,873	4,025			51,898
General and administrative	13,952	609			14,561
Acquisition costs	1,541				1,541
Abandoned development costs	158				158
Depreciation and amortization	35,823		11,144	(d)	46,967
Total expenses	99,347	4,634	11,144		115,125
Operating income	43,493	11,997	(11,377)		44,113
Interest expense	(21,038)		(3,027)	(e)	(24,065)
Income before equity in losses of unconsolidated joint ventures, discontinued operations and noncontrolling interest	22,455	11,997	(14,404)		20,048
Equity in losses of unconsolidated joint ventures	(796)				(796)
Income from continuing operations	$21,659	$11,997	$(14,404)		$19,252

Basic earnings per common share:
Income from continuing operations (f)	$0.23				$0.19
Weighted average shares	80,418		4,600	(g)	85,018

Diluted earnings per common share:
Income from continuing operations (f)	$0.23				$0.19
Weighted average shares	81,039		4,600	(g)	85,639

The accompanying notes are an integral part of these unaudited pro forma consolidating financial statements.

NOTES TO PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS

a)      As reported in the unaudited consolidated statement of operations of Tanger Factory Outlet Centers, Inc. and Subsidiaries for the six months ended June 30, 2011.

b)      Represents the combined revenues and certain expenses (unaudited) of Ohio Factory Shops Partnership (through the acquisition date of June 28, 2011) and the Cordish Properties. There were no operations associated with Atlantic City Associates Number Three Manager LLC.

c)      Reflects the amortization of purchase price preliminarily assigned to above and below market leases and straight-line base rental adjustments.

d)      Reflects depreciation and amortization of the purchase price preliminarily allocated to the acquired buildings, improvements and fixtures and the amortization of purchase price preliminarily allocated to lease related intangibles. Estimated lives used are 33 years for buildings, 10 to 18 years for site improvements, remaining lease terms for tenant improvements and other lease related intangibles and remaining lease term plus 5 years for tenant relationship intangibles.

e)      Reflects interest expense from (i) the assumption of six mortgages with a face value of approximately $73.5 million with stated interest rates ranging from 5.14% to 7.65% ($79.0 million fair value, with imputed interest rates ranging from 4.68% to 5.05%), (ii) additional borrowings of $150.0 million under an unsecured bridge loan at an interest rate of 1.79% based on one month LIBOR plus 1.60%, and (iii) the net decrease in the lines of credit of $7.4 million from borrowings and repayments related to the acquisition and financing activities described herein at an interest rate of 2.09% based on one month LIBOR plus 1.90%.   A one-eighth percent (0.125%) increase or decrease in the LIBOR rate would result in a change in interest expense of $158,000 per year on our assumed LIBOR based borrowings. The pro forma adjustment to interest expense has been reduced for the estimated capitalization of interest related to ongoing development of Atlantic City Associates Number Three Manager LLC.

f)      Pro forma income per share is computed as follows: Income from continuing operations less the noncontrolling interest in Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC, and Atlantic City Associates Number Three Manager LLC, the noncontrolling interest in the Operating Partnership and the allocation of earnings to participating securities divided by pro forma weighted average shares outstanding.

g) Reflects the public issuance of 4.6 million additional common shares at a share price of $25.662 on the New York Stock Exchange, for net proceeds of $117.3 million, as if the shares had been issued as of the beginning of the six month period.

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
 (Unaudited)
(In thousands, except per share data)

	The Company		Pro forma Adjustments		Pro forma Consolidated
		Acquisitions
	(a)	(b)
REVENUES
Base rentals	$178,976	$23,454	$(239)	(c)	$202,191
Percentage rentals	7,914	1,824			9,738
Expense reimbursements	80,627	8,707			89,334
Other income	8,786	592			9,378
Total revenues	276,303	34,577	(239)		310,641
EXPENSES
Property operating	93,345	9,307			102,652
General and administrative	24,553	997			25,550
Impairment charge	735				735
Depreciation and amortization	78,039		22,288	(d)	100,327
Total expenses	196,672	10,304	22,288		229,264
Operating income	79,631	24,273	(22,527)		81,377
Interest expense	(34,120)		(6,107)	(e)	(40,227)
Loss on early extinguishment of debt	(563)				(563)
Loss on termination of derivatives	(6,142)				(6,142)
Income before equity in losses of unconsolidated joint
ventures, discontinued operations and noncontrolling interest	38,806	24,273	(28,634)		34,445
Equity in losses of unconsolidated joint ventures	(464)				(464)
Income from continuing operations	$38,342	$24,273	$(28,634)		$33,981

Basic earnings per common share:
Income from continuing operations (f)	$0.32				$0.26
Weighted average shares	80,187		4,600	(g)	84,787

Diluted earnings per common share:
Income from continuing operations (f)	$0.32				$0.26
Weighted average shares	80,390		4,600	(g)	84,990

The accompanying notes are an integral part of these unaudited pro forma consolidating financial statements.

NOTES TO PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS

a)      Reflects the consolidated operations of Tanger Factory Outlet Centers, Inc. and Subsidiaries related to continuing operations for the year ended December 31, 2010. Revenues and expenses related to discontinued operations are not included. See the historical consolidated financial statements and notes thereto included in Tanger Factory Outlet Centers, Inc. and Subsidiaries' Annual Report on Form 10-K for the year ended December 31, 2010.

b)      Represents the combined revenues and certain expenses of Ohio Factory Shops Partnership and the Cordish Properties. There were no operations associated with Atlantic City Associates Number Three Manager LLC.

c)      Reflects the amortization of purchase price preliminarily assigned to above and below market leases and straight-line base rental adjustments.

d)      Reflects depreciation and amortization of the purchase price preliminarily allocated to the acquired buildings, improvements and fixtures and the amortization of purchase price preliminarily allocated to lease related intangibles. Estimated lives used are 33 years for buildings, 10 to 18 years for site improvements, remaining lease terms for tenant improvements and other lease related intangibles and remaining lease term plus 5 years for tenant relationship intangibles.

e)      Reflects interest expense from (i) the assumption of six mortgages with a face value of approximately $73.5 million with stated interest rates ranging from 5.14% to 7.65% ($79.0 million fair value, with imputed interest rates ranging from 4.68% to 5.05%), (ii) additional borrowings of $150.0 million under an unsecured bridge loan at an interest rate of 1.79% based on one month LIBOR plus 1.60%, and (iii) the net decrease in the lines of credit of $7.4 million from borrowings and repayments related to the acquisition and financing activities described herein at an interest rate of 2.09% based on one month LIBOR plus 1.90%.   A one-eighth percent (0.125%) increase or decrease in the LIBOR rate would result in a change in interest expense of $158,000 per year on our assumed LIBOR based borrowings. The pro forma adjustment to interest expense has been reduced for the estimated capitalization of interest related to ongoing development of Atlantic City Associates Number Three Manager LLC.

f)      Pro forma income per share is computed as follows:  Income from continuing operations less preferred share dividends, the write off of original preferred share issuance costs totaling approximately $7.8 million, the noncontrolling interest in Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC, and Atlantic City Associates Number Three Manager LLC, the noncontrolling interest in the Operating Partnership and the allocation of earnings to participating securities divided by pro forma weighted average shares outstanding.

g)       Reflects the public issuance of 4.6 million additional common shares at a share price of $25.662 on the New York Stock Exchange, for net proceeds of $117.3 million, as if the shares had been issued as of the beginning of the year.

TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATING BALANCE SHEET
As of June 30, 2011
(Unaudited, in thousands)

	The Company	Acquisitions and Pro forma Adjustments		Pro forma Consolidated

ASSETS	(a)
Rental Property
Land	$144,329			$144,329
Buildings, improvements and fixtures	1,560,920	$130,077	(b)	1,690,997
Construction in progress	3,367	10,851	(b)	14,218
	1,708,616	140,928		1,849,544
Accumulated depreciation	(477,687)			(477,687)
Rental property, net	1,230,929	140,928		1,371,857
Cash and cash equivalents	18,438			18,438
Investments in unconsolidated joint ventures	4,592			4,592
Deferred lease costs and other intangibles, net	51,573	65,172	(b)	116,745
Deferred debt origination costs, net	6,783			6,783
Prepaids and other assets	55,274	(11,800)	(c)	43,474
Total assets	$1,367,589	$194,300		$1,561,889

LIABILITIES, NONCONTROLLING INTERESTS AND EQUITY
Liabilities
Debt
Senior, unsecured notes	$554,644			$554,644
Mortgages payable	—	$78,954	(d)	78,954
Unsecured bridge loan	150,000			150,000
Unsecured lines of credit	182,000	(3,235)	(e)	178,765
Total debt	886,644	75,719		962,363
Construction trade payables	27,333			27,333
Accounts payable and accrued expenses	27,129			27,129
Other liabilities	16,170			16,170
Total liabilities	957,276	75,719		1,032,995
Commitments
Noncontrolling interests	—	1,286	(f)	1,286

Equity
Tanger Factory Outlet Centers, Inc.
Common Shares	813	46	(g)	859
Paid in capital	607,756	105,891	(g)	713,647
Distributions in excess of net income	(253,213)			(253,213)
Accumulated other comprehensive income	1,683			1,683
Equity attributable to Tanger Factory Outlet Centers, Inc.	357,039	105,937		462,976
Equity attributable to noncontrolling interest in Operating Partnership	53,274	11,358	(g)	64,632
Total equity	410,313	117,295		527,608
Total liabilities, noncontrolling interests and equity	$1,367,589	$194,300		$1,561,889

The accompanying notes are an integral part of these unaudited pro forma consolidating financial statements.

NOTES TO PRO FORMA CONSOLIDATING BALANCE SHEET

a)      As reported in the unaudited consolidated balance sheet of Tanger Factory Outlet Centers, Inc. and Subsidiaries as of June 30, 2011.

b)      Reflects the preliminary allocation of the purchase price to assets acquired. The pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

c) Reflects the reclassification of the $11.8 million cash acquisition deposit paid for the acquisition of the Cordish Properties during the second quarter of 2011.

d)      Reflects the assumption of mortgages payable with a face value of $73.5 million and a fair value of $79.0 million.

e) Reflects a reduction in unsecured lines of credit utilizing net funds available after giving effect to the following: (i) net proceeds from the assumed public issuance of 4.6 million common shares totaling $117.3 million (net of estimated offering expenses of approximately $750,000 but excluding any underwriting discount) offset by (ii) the borrowing of $114.1 million to fund the acquisitions of Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC ($125.9 million purchase price less cash acquisition deposit paid of $11.8 million).

g)      Reflects the noncontrolling interest in Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC.

h)       Reflects the public issuance of 4.6 million additional common shares at a share price of $25.662 on the New York Stock Exchange, for net proceeds of $117.3 million.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES
PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011
(Unaudited)
(In thousands, except per unit amounts)

	Operating		Pro forma		Pro forma
	Partnership	Acquisitions	Adjustments		Consolidated
	(a)	(b)
REVENUES
Base rentals	$94,612	$11,477	$(233)	(c)	$105,856
Percentage rentals	2,528	796			3,324
Expense reimbursements	41,821	4,282			46,103
Other income	3,879	76			3,955
Total revenues	142,840	16,631	(233)		159,238
EXPENSES
Property operating	47,873	4,025			51,898
General and administrative	13,952	609			14,561
Acquisition costs	1,541				1,541
Abandoned development costs	158				158
Depreciation and amortization	35,823		11,144	(d)	46,967
Total expenses	99,347	4,634	11,144		115,125
Operating income	43,493	11,997	(11,377)		44,113
Interest expense	(21,038)		(3,027)	(e)	(24,065)
Income before equity in earnings of unconsolidated joint ventures and discontinued operations	22,455	11,997	(14,404)		20,048
Equity in losses of unconsolidated joint ventures	(796)				(796)
Income from continuing operations	$21,659	$11,997	$(14,404)		$19,252
Basic earnings per unit:
Income from continuing operations (f)	$0.92				$0.78
Weighted average units	23,138		1,150	(g)	24,288

Diluted earnings per unit:
Income from continuing operations (f)	$0.91				$0.77
Weighted average units	23,138		1,150	(g)	24,288

The accompanying notes are an integral part of these unaudited pro forma consolidating financial statements.

NOTES TO PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS

a)      As reported in the unaudited consolidated statement of operations of Tanger Properties Limited Partnership and Subsidiaries for the six months ended June 30, 2011.

b)      Represents the combined revenues and certain expenses (unaudited) of Ohio Factory Shops Partnership (through the acquisition date of June 28, 2011) and the Cordish Properties. There were no operations associated with Atlantic City Associates Number Three Manager LLC.

c)      Reflects the amortization of purchase price preliminarily assigned to above and below market leases and straight-line base rental adjustments.

d)      Reflects depreciation and amortization of the purchase price preliminarily allocated to the acquired buildings, improvements and fixtures and the amortization of purchase price preliminarily allocated to lease related intangibles. Estimated lives used are 33 years for buildings, 10 to 18 years for site improvements, remaining lease terms for tenant improvements and other lease related intangibles and remaining lease term plus 5 years for tenant relationship intangibles.

e)      Reflects interest expense from (i) the assumption of six mortgages with a face value of approximately $73.5 million with stated interest rates ranging from 5.14% to 7.65% ($79.0 million fair value, with imputed interest rates ranging from 4.68% to 5.05%), (ii) additional borrowings of $150.0 million under an unsecured bridge loan at an interest rate of 1.79% based on one month LIBOR plus 1.60%, and (iii) the net decrease in the lines of credit of $7.4 million from borrowings and repayments related to the acquisition and financing activities described herein at an interest rate of 2.09% based on one month LIBOR plus 1.90%.   A one-eighth percent (0.125%) increase or decrease in the LIBOR rate would result in a change in interest expense of $158,000 per year on our assumed LIBOR based borrowings. The pro forma adjustment to interest expense has been reduced for the estimated capitalization of interest related to ongoing development of Atlantic City Associates Number Three Manager LLC.

f)       Pro forma income per unit is computed as follows: Income from continuing operations less the noncontrolling interest in Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC, and Atlantic City Associates Number Three Manager LLC and the allocation of earnings to participating securities divided by pro forma weighted average units outstanding.

g). Reflects the issuance of 1.2 million additional common limited partnership units, as if the units had been issued as of the beginning of the six month period.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES
PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(Unaudited)
(In thousands, except per unit amounts)

	Operating		Pro forma		Pro forma
	Partnership	Acquisitions	Adjustments		Consolidated
	(a)	(b)
REVENUES
Base rentals	$178,976	$23,454	$(239)	(c)	$202,191
Percentage rentals	7,914	1,824			9,738
Expense reimbursements	80,627	8,707			89,334
Other income	8,786	592			9,378
Total revenues	276,303	$34,577	$(239)		310,641
EXPENSES
Property operating	93,345	9,307			102,652
General and administrative	24,553	997			25,550
Impairment charge	735				735
Depreciation and amortization	78,039		22,288	(d)	100,327
Total expenses	196,672	10,304	22,288		229,264
Operating income	79,631	24,273	(22,527)		81,377
Interest expense	(34,120)		(6,107)	(e)	(40,227)
Loss on early extinguishment of debt	(563)				(563)
Loss on termination of derivatives	(6,142)				(6,142)
Income before equity in losses of unconsolidated
joint ventures and discontinued operations	38,806	24,273	(28,634)		34,445
Equity in losses of unconsolidated joint ventures	(464)				(464)
Income from continuing operations	$38,342	$24,273	$(28,634)		$33,981

Basic earnings per unit:
Income from continuing operations (f)	$1.29				$1.05
Weighted average units	23,080		1,150	(g)	24,230

Diluted earnings per unit:
Income from continuing operations (f)	$1.29				$1.05
Weighted average units	23,131		1,150	(g)	24,281

The accompanying notes are an integral part of these unaudited pro forma consolidating financial statements.

NOTES TO PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS

a)      Reflects the consolidated operations of Tanger Properties Limited Partnership and Subsidiaries related to continuing operations for the year ended December 31, 2010. Revenues and expenses related to discontinued operations are not included. See the historical consolidated financial statements and notes thereto included in Tanger Properties Limited Partnership and Subsidiaries' Annual Report on Form 10-K for the year ended December 31, 2010.

b)      Represents the combined revenues and certain expenses (unaudited) of Ohio Factory Shops Partnership and the Cordish Properties. There were no operations associated with Atlantic City Associates Number Three Manager LLC.

c)      Reflects the amortization of purchase price preliminarily assigned to above and below market leases and straight-line base rental adjustments.

d)      Reflects depreciation and amortization of the purchase price preliminarily allocated to the acquired buildings, improvements and fixtures and the amortization of purchase price preliminarily allocated to lease related intangibles. Estimated lives used are 33 years for buildings, 10 to 18 years for site improvements, remaining lease terms for tenant improvements and other lease related intangibles and remaining lease term plus 5 years for tenant relationship intangibles.

e)     Reflects interest expense from (i) the assumption of six mortgages with a face value of approximately $73.5 million with stated interest rates ranging from 5.14% to 7.65% ($79.0 million fair value, with imputed interest rates ranging from 4.68% to 5.05%), (ii) additional borrowings of $150.0 million under an unsecured bridge loan at an interest rate of 1.79% based on one month LIBOR plus 1.60%, and (iii) the net decrease in the lines of credit of $7.4 million from borrowings and repayments related to the acquisition and financing activities described herein at an interest rate of 2.09% based on one month LIBOR plus 1.90%.   A one-eighth percent (0.125%) increase or decrease in the LIBOR rate would result in a change in interest expense of $158,000 per year on our assumed LIBOR based borrowings. The pro forma adjustment to interest expense has been reduced for the estimated capitalization of interest related to ongoing development of Atlantic City Associates Number Three Manager LLC.

f)      Pro forma income per unit is computed as follows:  Income from continuing operations less preferred unit distributions, the write off of original preferred unit issuance costs of totaling approximately $7.8 million, the noncontrolling interest in Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC, and Atlantic City Associates Number Three Manager LLC and the allocation of earnings to participating securities divided by pro forma weighted average units outstanding.

g)      Reflects the issuance of 1.2 million additional common limited partnership units, as if the units had been issued as of the beginning of the year.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES
PRO FORMA CONSOLIDATING BALANCE SHEET
As of June 30, 2011
(Unaudited in thousands)

		Acquisitions and
	Operating Partnership	Pro forma Adjustments		Pro forma Consolidated
ASSETS	(a)
Rental Property
Land	$144,329			$144,329
Buildings, improvements and fixtures	1,560,920	$130,077	(b)	1,690,997
Construction in progress	3,367	10,851	(b)	14,218
	1,708,616	140,928		1,849,544
Accumulated depreciation	(477,687)			(477,687)
Rental property, net	1,230,929	140,928		1,371,857
Cash and cash equivalents	18,366			18,366
Investments in unconsolidated joint ventures	4,592			4,592
Deferred lease costs and other intangibles, net	51,573	65,172	(b)	116,745
Deferred debt origination costs, net	6,783			6,783
Prepaids and other assets	54,942	(11,800)	(c)	43,142
Total assets	$1,367,185	$194,300		$1,561,485

LIABILITIES, NONCONTROLLING INTERESTS AND PARTNERS' EQUITY
Liabilities
Debt
Senior, unsecured notes	$554,644			$554,644
Mortgages payable	—	$78,954	(d)	78,954
Unsecured bridge loan	150,000			150,000
Unsecured lines of credit	182,000	(3,235)	(e)	178,765
	886,644	75,719		962,363
Construction trade payables	27,333			27,333
Accounts payable and accrued expenses	26,725			26,725
Other liabilities	16,170			16,170
Total liabilities	956,872	75,719		1,032,591
Commitments
Noncontrolling interests	—	1,286	(f)	1,286

Partners' equity
General partner	5,070			5,070
Limited partner	403,612	117,295	(g)	520,907
Accumulated other comprehensive income	1,631			1,631
Total partners' equity	410,313	117,295		527,608
Total liabilities, noncontrolling interests and partners' equity	$1,367,185	$194,300		$1,561,485

The accompanying notes are an integral part of these unaudited pro forma consolidating financial statements.

NOTES TO PRO FORMA CONSOLIDATING BALANCE SHEET

a)      As reported in the unaudited consolidated balance sheet of Tanger Properties Limited Partnership and Subsidiaries as of June 30, 2011.

b)      Reflects the preliminary allocation of the purchase price to assets acquired. The pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

c) Reflects the reclassification of the $11.8 million cash acquisition deposit paid for the acquisition of the Cordish Properties during the second quarter of 2011.

d)      Reflects the assumption of mortgages payable with a face value of $73.5 million and a fair value of $79.0 million.

e) Reflects a reduction in unsecured lines of credit utilizing net funds available after giving effect to the following: (i) net proceeds from the assumed public issuance of 4.6 million common shares of the Company totaling $117.3 million, which would be contributed to the Operating Partnership in exchange for 1.2 million common limited partnership units, offset by (ii) the borrowing of $114.1 million to fund the acquisitions of Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC ($125.9 million purchase price less cash acquisition deposit paid of $11.8 million).

g)      Reflects the noncontrolling interest in Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC.

h)       Reflects the issuance of 1.2 million additional common limited partnership units.

SUPPLEMENTAL EARNINGS MEASURE
Pro Forma Funds From Operations
Funds from Operations ("FFO") represents income before extraordinary items and gains (losses) on sale or disposal of depreciable operating properties, plus depreciation and amortization uniquely significant to real estate and after adjustments for unconsolidated partnerships and joint ventures.
FFO is intended to exclude historical cost depreciation of real estate as required by Generally Accepted Accounting Principles ("GAAP") which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.
We present FFO because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is widely used by us and others in our industry to evaluate and price potential acquisition candidates. The National Association of Real Estate Investment Trusts, Inc., of which we are a member, has encouraged its member companies to report their FFO as a supplemental, industry-wide standard measure of REIT operating performance. In addition, a percentage of bonus compensation to certain members of management is based on our FFO performance.
FFO has significant limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	FFO does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•	FFO does not reflect changes in, or cash requirements for, our working capital needs;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and FFO does not reflect any cash requirements for such replacements;

•	FFO, which includes discontinued operations, may not be indicative of our ongoing operations; and

•	Other companies in our industry may calculate FFO differently than we do, limiting its usefulness as a comparative measure.
Because of these limitations, FFO should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or our dividend paying capacity. We compensate for these limitations by relying primarily on our GAAP results and using FFO only supplementally.

Below is a reconciliation of income from continuing operations to FFO for the six months ended June 30, 2011 as well as other data for those respective periods (in thousands):

			Pro forma		Pro forma
	Historical	Acquisitions	Adjustments		Consolidated
	(a)	(b)
For the six months ended June 30, 2011
Funds from Operations:
Income from continuing operations	$21,659	$11,997	$(14,404)	(c)	$19,252
Depreciation and amortization uniquely significant to
real estate - consolidated	35,493		11,144	(d)	46,637
Depreciation and amortization uniquely significant to
real estate - unconsolidated joint ventures	2,642				2,642
Funds from operations	59,794	11,997	(3,260)		68,531
Noncontrolling interests	—		(56)	(e)	(56)
Allocation of FFO to participating securities	(572)		(67)	(f)	(639)
Funds from operations available to common
shareholders and noncontrolling interests in Operating Partnership	$59,222	$11,997	$(3,383)		$67,836

TANGER FACTORY OUTLET CENTERS, INC.
Weighted average shares	93,172		4,600	(g)	97,772
Funds from operations per share - diluted	$0.64				$0.69

TANGER PROPERTIES LIMITED PARTNERSHIP
Weighted average units	23,293		1,150	(h)	24,443
Funds from operations per unit - diluted	$2.54				$2.78

NOTES TO COMBINED PRO FORMA CONSOLIDATING FFO

a)    As reported in the Form 10-Q of Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership for the six months ended June 30, 2011.

b)    Represents the combined revenues and certain expenses (unaudited) of Ohio Factory Shops Partnership (through the acquisition date of June 28, 2011) and the Cordish Properties. There were no operations associated with Atlantic City Associates Number Three Manager LLC.

c)    Reflects the sum of the pro forma adjustments for base rent, depreciation and amortization, and interest expense presented in the unaudited pro forma consolidating statement of operations for the six months ended June 30, 2011.

d)    Reflects the pro forma adjustment for depreciation and amortization presented in the unaudited pro forma consolidating statement of operations for the six months ended June 30, 2011.

e)    Reflects the noncontrolling interest in Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC.

f)    Reflects the allocation of the pro forma adjustments to participating securities.

g)    Reflects the public issuance of 4.6 million additional common shares at a share price of $25.662 on the New York Stock Exchange, for net proceeds of $117.3 million, as if the shares had been issued as of the beginning of the six month period.

h)    Reflects the assumed issuance of 1.2 million additional common units, as if the units had been issued as of the beginning of the six month period.

Below is a reconciliation of income from continuing operations to FFO for the year ended December 31, 2010 as well as other data for those respective periods (in thousands):

			Pro forma		Pro forma
	Historical	Acquisitions	Adjustments		Consolidated
	(a)	(b)
For the year ended December 31, 2010
Funds from Operations:
Income from continuing operations	$38,342	$24,273	$(28,634)	(c)	$33,981
Discontinued operations	(98)				(98)
Net income	38,244	24,273	(28,634)		33,883
Depreciation and amortization attributable to discontinued operations	87				87
Depreciation and amortization uniquely significant to
real estate - consolidated	77,526		22,288	(d)	99,814
Depreciation and amortization uniquely significant to
real estate - unconsolidated joint ventures	5,146				5,146
Funds from operations	121,003	24,273	(6,346)		138,930
Preferred share dividends	(5,297)				(5,297)
Original issuance costs related to redeemed preferred shares	(2,539)				(2,539)
Noncontrolling interests	—		(95)	(e)	(95)
Allocation of FFO to participating securities	(932)		(122)	(f)	(1,054)
Funds from operations available to common
shareholders and noncontrolling interests in Operating Partnership	$112,235	$24,273	$(6,563)		$129,945

TANGER FACTORY OUTLET CENTERS, INC.
Weighted average shares	92,523		4,600	(g)	97,123
Funds from operations per share - diluted	$1.21				$1.34

TANGER PROPERTIES LIMITED PARTNERSHIP
Weighted average units	23,131		1,150	(h)	24,281
Funds from operations per unit - diluted	$4.85				$5.35

NOTES TO COMBINED PRO FORMA CONSOLIDATING FFO

a)    As reported in the Form 10-K of Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership for the year ended December 31, 2010.

b)    Represents the combined revenues and certain expenses of Ohio Factory Shops Partnership and the Cordish Properties. There were no operations associated with Atlantic City Associates Number Three Manager LLC.

c)    Reflects the sum of the pro forma adjustments for base rent, depreciation and amortization, and interest expense presented in the unaudited pro forma consolidating statement of operations for the year ended December 31, 2010.

d)    Reflects the pro forma adjustment for depreciation and amortization presented in the unaudited pro forma consolidating statement of operations for the year ended December 31, 2010 .

e)    Reflects the noncontrolling interest in Cordish AC-1 Associates LLC, Cordish AC-2 Associates LLC and Atlantic City Associates Number Three Manager LLC.

f)    Reflects the allocation of the pro forma adjustments to participating securities.

g)    Reflects the public issuance of 4.6 million additional common shares at a share price of $25.662 on the New York Stock Exchange, for net proceeds of $117.3 million, as if the shares had been issued as of the beginning of the year.

h)    Reflects the assumed issuance of 1.2 million additional common units, as if the units had been issued as of the beginning of the year.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the report to be signed its behalf by the undersigned thereunto duly authorized.

 TANGER FACTORY OUTLET CENTERS, INC.

By:  /s/ Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer and Secretary

TANGER PROPERTIES LIMITED PARTNERSHIP

By:  TANGER GP TRUST, sole general partner

By:  /s/ Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Vice President, Treasurer and Assistant Secretary

October 13, 2011